                                                                    EXHIBIT 10.6

                                 AMENDMENT NO.1
                                       TO
                              EMPLOYMENT AGREEMENT
                   (Signed in Tel Aviv on 1st of March, 2011)

THIS AMENDMENT NO.1 TO EMPLOYMENT AGREEMENT (this "Amendment") shall become effective as of the 1st day of January 2011 (the "Effective Date"), by and
between Inksure Technologies, Inc., a Delaware corporation (the "Company") and
Tal Gilat (the "Employee").

WHEREAS,      the Company and the Employee  have  entered  into an  employment agreement dated as of March 1st, 2010 (the "Agreement"); and

WHEREAS,      the  parties  now  wish  to  amend  certain  provisions  of  the
              Agreement  on the terms and  conditions  set forth  hereinafter;
              and

WHEREAS,      except as set forth in this  Amendment  the other  provisions of the  Agreement  shall  remain  unchanged  and in full  force and effect.

NOW, THEREFORE, in consideration of the mutual premises and agreements of the parties contained herein, the parties agree as follows:

1.   SALARY

Commencing on the Effective Date, the Employee's Base Salary as provided in
Section 3.1 of the Agreement shall be increased to sixty thousand New Israeli
Shekels (NIS 60,000). The remainder of Section 3.1 of the Agreement shall remain unchanged and in full force and effect.

2.   KEREN HISHTALMUT

Commencing on the Effective Date, Section 4.2 to the Agreement shall be amended by canceling the tax-exemption limitation on the parties' contributions to the
Employees' advanced study fund ("Keren Hishtalmut"), so that the parties'
contributions (Company - 7.5% of Base Salary and Employee - 2.5% of Base Salary)
shall be made from the Employee's entire Base Salary, without regard to such tax-exemption limitation.

3.   COMPANY CAR

Commencing on the Effective Date, Section 4.6 of the Agreement shall amended so that the Employee shall be entitled to return the Company's car, at any time. In such case, the Employee's monthly Base Salary shall be increased by and additional four thousand seven hundreds New Israeli Shekels (NIS 4,700), commencing on the date of the car return. The remainder of Section 4.6 of the
Agreement shall remain unchanged and in full force and effect. For the avoidance of any doubt, the Employee will not have to pay any charges or fees relating to the early return of the car.

4.   GENERAL

4.1  To the extent not changed by this Amendment, the remainder of the Agreement shall continue in full force and effect.

4.2  Unless otherwise provided herein, all amendments to the Agreement shall commence on the Effective Date.

4.3  In case of any contradiction between the provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall prevail.

4.4  This Amendment constitutes a notice of change of employment terms according to the Israeli Employment Terms Notice Law, 2002.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the
Employment Agreement as of the date first written above.

INKSURE TECHNOLOGIES, INC.                              TAL GILAT
("Company")                                             ("Employee")

By:_____________________                                ________________________
Name: Gadi Peleg                                        Tal Gilat
Title: Chairman of the Board